RECLAMATON PROVISION	12 Months Ended
Jan. 31, 2018
Notes to Financial Statements
14. RECLAMATION PROVISION

The Company’s reclamation provision relates to the reclamation work required by the Bureau of Land Management to be performed on the Robertson Property.

Due to the sale of the Robertson Property, management estimates the total undiscounted inflation-adjusted amount of cash flows required to settle its reclamation provision to be $Nil (US$Nil) (January 31, 2017 - $588,366 (US$452,172)). The risk-free rate of 3% was used to calculate the present value of the reclamation provision at January 31, 2017.

A reconciliation of the reclamation provision is as follows:

	January 31, 2018	January 31, 2017

Beginning balance	$559,257	$645,153
Unwinding of discount	6,786	18,240
Change in estimate	-	(58,141)
Transferred to Barrick (Note 5)	(543,164)	-
Change in foreign exchange rate	(22,879)	(45,995)
	$-	$559,257